SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 17, 2010 (June 11, 2010)

Commission File Number:  000-50635

Colony Resorts LVH Acquisitions, LLC

(Exact name of registrant as specified in its charter)

NEVADA                     41-2120123

(State or other jurisdiction of (I.R.S. Employer

incorporation or organization) Identification No.)

Registrants' telephone number, including area code:

(702) 732-5919

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 11, 2010, the Company received notification from Steven Angel that he has resigned from the Board of Colony Resorts LVH Acquisitions, LLC (the “Company”).   Mr. Angel served as the Whitehall Board Member (as defined in the Amended and Restated Limited Liability Company Agreement of the Company).  Whitehall has the right to appoint Mr. Angel’s replacement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                              COLONY RESORTS LVH ACQUISITIONS, LLC

Dated:  June 17, 2010

/s/ Robert E. Schaffhauser

                                                                                                              Robert E. Schaffhauser

                                                                                                              Executive Vice President-Finance